EXHIBIT 24
                                POWER OF ATTORNEY


                             REGISTRATION STATEMENT
                       ALLEGHENY TELEDYNE INCORPORATED
                     EXECUTIVE DEFERRED COMPENSATION PLAN

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and/or officers of Allegheny Teledyne Incorporated constitutes and appoints each of James L. Murdy and Jon D. Walton, severally, his or her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution in each, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8, and any amendment or amendments thereto, relating to the registration of deferred compensation obligations under the Allegheny Teledyne Incorporated Executive Deferred Compensation Plan, and to file the same with all exhibits thereto, and other documentation in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done with respect to such registration, as fully to all intent and purposes as he or she might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, and each of his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         WITNESS the due execution hereof as this July 9, 1998.

Signature                                        Capacity

/s/ Richard P. Simmons
___________________________         Chairman, President and Chief Executive
 Richard P. Simmons                 Officer and a Director

/s/ James L. Murdy
___________________________         Executive Vice President, Finance and
James L. Murdy                      Administration and Chief Financial Officer

/s/ Dale G. Reid
___________________________         Vice President - Controller and Chief
Dale G. Reid                        Accounting Officer

/s/ Robert P. Bozzone
___________________________                 Director
Robert P. Bozzone

/s/ Arthur H. Aronson
___________________________                 Director
Arthur H. Aronson

/s/ Paul S. Brentlinger
___________________________                 Director
Paul S. Brentlinger

/s/ Frank V. Cahouet
___________________________                 Director
Frank V. Cahouet

/s/ Diane C. Creel
___________________________                 Director
Diane C. Creel

/s/ C. Fred Fetterolf
___________________________                 Director
C. Fred Fetterolf

/s/ Ray J. Groves
___________________________                 Director
Ray J. Groves

/s/ W. Craig McClelland
___________________________                 Director
W. Craig McClelland

/s/ Robert Mehrabian
___________________________                 Director
Robert Mehrabian

/s/ William G. Ouchi
___________________________                 Director
William G. Ouchi

/s/ Charles J. Queenan, Jr.
___________________________                 Director
Charles J. Queenan, Jr.

/s/ George A. Roberts
___________________________                 Director
George A. Roberts

/s/ James E. Rohr
___________________________                 Director
James E. Rohr


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